                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of Earliest Event Reported): December 31, 1998



                         PROVIDENT AMERICAN CORPORATION
    ------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)




        Pennsylvania                       0-13591                       23-2214195
----------------------------       -----------------------           -------------------
(State or other jurisdiction      (Commission File Number)            (I.R.S. Employer
     of incorporation)                                               Identification No.)





                2500 DeKalb Pike, Norristown, Pennsylvania 19404
             ------------------------------------------------------
                (Address of principal executive offices/Zip Code)

              Former name, former address, and former fiscal year,
                        if changed since last report: N/A

Item 2.  Acquisition or Disposition of Assets

The following information is qualified in its entirety by, and should be read in conjunction with, the more detailed information and financial data, including the Consolidated Financial Statements of the Company and its subsidiaries, and the notes thereto, appearing in the Company's reports filed with the Securities and Exchange Commission ("SEC"). Except for the historical information contained herein, this Current Report on Form 8-K, contains certain forward-looking statements regarding the Company's business and prospects that are based upon numerous assumptions about future conditions which may ultimately prove to be inaccurate and actual events and results may materially differ from anticipated results described in such statements. Such forward-looking statements involve risks and uncertainties, such as historical and anticipated losses; uncertainty of future results, new business challenges, risks associated with brand development, competition, funding; need for additional capital, management of potential growth; new management team, dependence on key personnel, dependence on the Internet, dependence on strategic alliances with Internet providers, liability for information retrieved from the Internet, uncertain acceptance of the Internet as a medium for health insurance sales, risk capacity constrains; reliance on internally developed systems; system development risks, dependence on third party systems, rapid technological change, risk of system failure, A.M. Best's insurance ratings, dependence on key suppliers of insurance products, dependence upon third party claims administration services, changes in the insurance industry, insurance industry factors, health care reform legislation, government regulation and legal uncertainties, potential conflicts of interest, risk associated with the Year 2000 and absence of dividends. Any one or a combination of these factors could have a material adverse effect on the Company's business, financial condition and results of operations. These forward-looking statements represent the Company's judgment as of the date of this report. The Company disclaims, however, any intent or obligation to update these forward-looking statements.

Sale of Provident American Life and Health Insurance Company to Central Reserve Life Insurance Company/Reinsurance of Group Medical and Life Insurance Business


         On December 31,1998, Provident American Corporation ("Provident") and its wholly owned subsidiary, Provident Indemnity Life Insurance Company ("PILIC"), sold the Company's group medical marketing, sales distribution rights and all of the outstanding common stock of Provident American Life and Health Insurance Company ("PALHIC") and NIA Corporation to Central Reserve Life Insurance Company ("CRLC") for $5.4 million pursuant to a binding letter agreement dated November 12, 1998 as supplemented by the Stock Purchase Agreement dated December 29, 1998 between Provident, PILIC and CRLC (collectively the "CRLC Agreement"). The CRLC Agreement requires CRLC and PALHIC to exclusively offer individual health insurance policies to customers of HealthAxis.com, Inc. ("HealthAxis"), the majority-owned subsidiary of Provident. PAHLIC, markets and underwrites medical and life insurance to individuals and small groups. PAHLIC currently offers individual health products through the HealthAxis web site.

         In addition, under the terms of the CRLC Agreement, Provident transferred to CRLC all rights and control related to Provident's licensed insurance agents and entered into non-compete and non-solicitation agreements with CRLC regarding those licensed insurance agents with respect to the future sale of health insurance products for a three year period commencing on December 31, 1998.

         Under the CRLC Agreement, PALHIC agreed to reinsure 100% of its business to PILIC, which in turn reinsured through a 100% quota share reinsurance agreement all of the Company's group medical and group life business to Reassurance Company of Hanover ("RCH"). In related reinsurance agreements with RCH and PALHIC, RCH paid a $10.0 million ceding commission to PILIC, consisting of a $5.0 million non-refundable payment plus a $5.0 million contingent payment, pursuant to which Provident has agreed to guarantee that RCH will earn at least $10.0 million in future profits from the purchased inforce business, plus 12% interest (the "guaranteed amount"). If RCH fails to earn the guaranteed amount within five years of the date of the closing of the CRLC transaction, Provident must repay RCH the lesser of the guaranteed amount less RCH's actual profits on the inforce business, or $5.0 million, plus 12% interest on $5.0 million. As security for Provident's guarantee, Provident executed a security agreement in favor of RCH secured by the stock of PILIC. Such agreement provides that RCH shall have the right to exercise all remedies of a secured party if Provident defaults on its guarantee to RCH. If RCH's future profits exceed the guaranteed amount then PILIC is entitled to receive an additional payment from RCH equal to two-thirds of the policy fees collected during 1999 and one-third of the policy fees collected during 2000.

         Under the CRLC Agreement, PILIC was provided with the right to reinsure new business written by CRLC's agents for five years after the effective date of the CRLC Agreement. PILIC may reinsure up to 20% of the new business written by CRLC's agents during 1999 and up to 50% for the remaining four years via a new quota share reinsurance agreement with CRLC or PALHIC. For the purpose of computing profit and loss of the reinsured business, CRLC will charge not more than 43% of first year premium and 28% of renewal premium, plus an administrative fee of 3%, which will be reduced to 2% if total policies under administration exceed $100 million of premium inforce.

         Pursuant to the terms of the CRLC Agreement, PILIC may reinsure 50% of the new business sold through HealthAxis and directly underwritten by CRLC or PALHIC commencing January 1, 1999 via a new quota share reinsurance agreement with CRLC or PALHIC for a period of 3 years. For the purpose of computing profit and loss of the reinsured business under the CRLC Agreement, CRLC may not charge more than 28% of the first year's premiums and 21% of renewal premiums, plus an administrative fee of 3%. In addition, CRLC is required to pay HealthAxis commissions of 15% of the first year's premiums and 8% of renewal premiums, plus all administrative fees until HealthAxis has recovered all payments made to initiate its Internet program. After such time, the fees will be subject to the quota share agreement to be entered into between PALHIC or CRLC and PILIC. CRLC agreed to work to develop additional health insurance products for sale by HealthAxis and to enter into comparable reinsurance agreements with PILIC. These transactions were approved by the Pennsylvania Insurance Department.

Item 5.  Other Events.

         On December 29, 1998, HealthAxis.com, Inc., a majority owned subsidiary of Provident, entered into a three year individual medical products carrier partner agreement with PALHIC and CRLC which provides that HealthAxis will distribute certain PALHIC insurance products through its web site. A copy of such agreement is attached as Exhibit 99.7.

Item 7.  Financial Statements and Exhibits

         (a)      Financial Statements of business acquired.

                  Not applicable.


         (b)      Pro-forma Financial Information.

                           The following unaudited consolidated pro-forma
                  balance sheet at September 30, 1998, and the unaudited condensed consolidated pro-forma statements of operations for the nine months ended September 30, 1998 and for the year ended December 31, 1997 give effect to the sale of PALHIC and NIA to CRLC and the ceded reinsurance with RCH. The unaudited pro-forma financial information is based on the historical financial statements of the Company giving effect to the sale of PALHIC and NIA to CRLC and ceded reinsurance with RCH as if they occurred on January 1, 1997.

                           The unaudited pro-forma financial statements are
                  presented for informational purposes only and do not purport to be indicative of the financial position which would actually have existed or the results of the operations which would actually have been obtained if the transactions had occurred in the periods indicated below or which may exist or be obtained in the future. The ultimate use of the cash received from CRLC and RCH together with the pro-forma cash impact of ceded reinsurance may differ from the assumptions used herein. The unaudited condensed pro-forma financial information should be read in conjunction with the notes thereto and the Company's historical consolidated financial statements and notes thereto included in the Company's latest annual report on Form 10-K and latest quarterly reporting on form 10-Q.

                 Provident American Corporation and Subsidiaries
                           Consolidated Balance Sheets
                       (Dollars in thousands) (Unaudited)

                                                                                 As of September 30, 1998
                                                                         Reported    Pro Forma Adjustments     Pro Forma
                                                                        ---------    ---------------------     ---------
Assets
Investments:
        Bonds                                                           $  43,383       ($  4,193)   (5)       $  39,190
        Equity securities                                                      22               0                     22
        Policy loans                                                          556               0                    556
        Other invested assets                                                 516               0                    516
                                                                        ---------       ---------              ---------
                           Total Investments                               44,477          (4,193)                40,284
Cash and cash equivalents                                                   6,995          28,267  (4,5,6)        35,262
Amounts due from third party administrator                                  7,220          (7,220)   (3)               0
Premiums due and uncollected                                                1,809          (1,809)   (3)               0
Amounts due from reinsurers                                                15,948         (15,948)   (3)               0
Loans receivable from officer, director and stockholder                     1,306            (141) (2,5)           1,165
Accrued investment income                                                     494            (108)   (5)             386
Property and equipment, less accumulated depreciation                       7,700            (294)   (5)           7,406
Unamortized deferred policy acquisition costs                               4,643          (3,224)   (2)           1,419
Goodwill less accumulated amortization                                      1,143          (1,143)   (5)               0
Deferred AOL exclusivity fee                                                6,595               0                  6,595
Other assets                                                                2,405            (250)   (5)           2,155
                                                                        ---------       ---------              ---------
                           Total Assets                                 $ 100,735       ($  6,063)             $  94,672
                                                                        =========       =========              =========

Liabilities and Stockholders' Equity
Future policy benefits:
        Life                                                               41,271               0                 41,271
        Annuity and other                                                   5,175              (8)    (3)          5,167
Policy claims                                                              32,848         (29,546)    (3)          3,302
Premiums received in advance and unearned                                     761            (761)    (3)              0
Amounts due to reinsurers                                                     330            (330)    (3)              0
Accrued commissions and expenses                                            4,433            (763)    (3)          3,670
Loans payable                                                               3,630             (98)    (5)          3,532
Accounts Payable                                                              921               0                    921
Deferred income taxes                                                         626               0                    626
Unearned Ceded Commission                                                       0           5,000     (2)          5,000
Other liabilities                                                           2,537               0                  2,537
                                                                        ---------       ---------              ---------
                           Total Liabilities                               92,532         (26,506)                66,026

Minority interest in HealthAxis.com Inc.                                      530               0                    530

Stockholders' Equity
Preferred stock, par value $1:  authorized 20,000,000 shares:
        Series A Cumulative Convertible, issued 580,250                       580               0                    580
        Series B Cumulative Convertible, none issued                            0               0                      0
Common stock, par value $.10:  authorized 50,000,000,
        issued 10,237,035                                                   1,024               0                  1,024
Common stock, Class A, par value $.10: authorized 20,000,000,
        none issued                                                             0               0                      0
Additional paid-in capital                                                 19,567               0                 19,567
Net unrealized appreciation (depreciation) of bonds                         1,171               0                  1,171
Net unrealized appreciation (depreciation) of equity securities               (13)              0                    (13)
Retained earnings                                                         (14,580)         20,443                  5,863
                                                                        ---------       ---------              ---------
                                                                            7,749          20,443                 28,192
Less common stock held in treasury, at cost, 36,300 shares                    (76)              0                    (76)
                                                                        ---------       ---------              ---------
                           Total Stockholders' Equity                       7,673          20,443                 28,116
                                                                        ---------       ---------              ---------
                           Total Liabilities and Stockholders' Equity   $ 100,735       ($  6,063)             $  94,672
                                                                        =========       =========              =========

                 Provident American Corporation and Subsidiaries
                 Condensed Consolidated Statements of Operations
         (Dollars in thousands, except preferred and common stock data)
                                   (Unaudited)

                                                                                   Nine Months Ended September 30, 1998
                                                                             Reported       Pro Forma Adjustments (3,5)  Pro Forma
                                                                             --------       ---------------------------   --------
Revenue:
     Net premium                                                               52,870                 (44,815)               8,055

Net investment income                                                           2,853                     547(6)             3,400
Realized gains on investments                                                     264                     (35)                 229
Realized gain on the sale of subsidiary                                         4,000                       0                4,000
Other revenue                                                                      24                     (24)                  (0)
                                                                             --------                 -------             --------

            Total revenue                                                      60,011                 (44,327)              15,684
                                                                             --------                 -------             --------

Benefits and expenses:
     Death and other policy benefits                                           35,499                 (28,212)               7,287
     Commissions, net of ceding allowance
            and deferred acquisition costs                                      7,145                  (4,192)               2,953
     Other operating expenses, net of ceding allowance
            and deferred acquisition costs                                     19,482                 (14,593)               4,889
     Amortization of deferred policy acquisition costs                          1,148                  (1,121)                  27
     Depreciation and amortization of goodwill                                    685                     (49)                 636
                                                                             --------                 -------             --------
            Total benefits and expenses                                        63,959                 (48,167)              15,792
                                                                             --------                 -------             --------

Income (loss) before income taxes                                              (3,948)                  3,840                (108)

Provision (benefit) for income taxes:
     Current                                                                     (948)                    852                  (96)
     Deferred                                                                       0                       0                    0
                                                                             --------                 -------             --------
            Total income taxes                                                   (948)                    852                  (96)
                                                                             --------                 -------             --------

            Net income (loss)                                                  (3,000)                  2,988                  (12)
Dividends on preferred stock                                                      111                       0                  111
                                                                             --------                 -------             --------
            Net income (loss) applicable to common stock                     $ (3,111)                $ 2,988             $   (123)
                                                                             ========                 =======             ========
Income (loss) per share of common stock
            Basic                                                              ($0.31)                                      ($0.01)
                                                                             ========                                     ========
            Diluted                                                            ($0.31)                                      ($0.01)
                                                                             ========                                     ========
Common shares and equivalents used in computing income (loss) per share
            Basic                                                              10,131                                       10,131
            Diluted                                                            10,131                                       10,131

                 Provident American Corporation and Subsidiaries
                 Condensed Consolidated Statements of Operations
         (Dollars in thousands, except preferred and common stock data)
                                   (Unaudited)

                                                                                Year Ended December 31, 1997
                                                                           Reported Pro Forma Adjustments Pro Forma
                                                                           -------  --------------------- ---------
Revenue:
     Net premium                                                            54,253        (48,272) (3)       5,981

Net investment income                                                        3,487            554 (3,5,6)    4,031
Realized gains on investments                                                  750             33 (3,5)        783
Processing fees and other revenue                                            3,540            945  (3)       4,485
Ceding allowance net of policy acquisition costs                                 0          1,443  (2)       1,443
Loss on sale of subsidiaries                                                     0         (2,128) (1)      (2,128)
                                                                           -------         ------           ------

            Total revenue                                                   62,030        (47,435)          14,595
                                                                           -------         ------           ------

Benefits and expenses:
     Death and other policy benefits                                        47,726        (37,249) (3)      10,477
     Commissions, net of ceding allowance
            and deferred acquisition costs                                   6,813         (6,110) (3)         703
     Other operating expenses, net of ceding allowance
            and deferred acquisition costs                                  15,301        (13,832) (3)       1,469
     Amortization of deferred policy acquisition costs                      10,943        (10,943) (3)           0
     Depreciation and amortization of goodwill                               4,261         (1,103) (3)       3,158
                                                                           -------         ------           ------

            Total benefits and expenses                                     85,044        (69,237)          15,807

Income (loss) before income taxes                                          (23,014)        21,802           (1,212)

Provision (benefit) for income taxes:
     Current                                                                (5,205)         4,931  (3)        (274)
     Deferred                                                                  616           (584) (3)          32
                                                                           -------         ------           ------
            Total income taxes                                              (4,589)         4,347             (242)
                                                                           -------         ------           ------

            Net income (loss)                                              (18,425)        17,455             (970)
Dividends on preferred stock                                                   148              0              148
                                                                           -------         ------           ------
            Net income (loss) applicable to common stock                   (18,573)        17,455           (1,118)
                                                                           =======         ======           ======

Income (loss) per share of common stock
            Basic                                                            (1.84)                          (0.11)
                                                                           =======                          ======
            Diluted                                                          (1.84)                          (0.11)
                                                                           =======                          ======

Common shares and equivalents used in computing income (loss) per share
            Basic                                                           10,090                          10,090
            Diluted                                                         10,090                          10,090

                  Provident American Corporation and Subsidiaries Notes to Pro-forma Condensed Consolidated Financial Statements

                  1. Represents the net loss on the sale of PALHIC and NIA as if the sale occurred on January 1, 1997. The net loss is calculated by deducting the Company's net assets related to PALHIC and NIA together with $0.3 million of transaction costs from the $5.4 million cash received from CRLC for the purchase of PALHIC and NIA.

                  2. Represents the $10 million cash ceding allowance received from RCH less $5 million unearned portion related to the contingent payment recorded as an unearned ceding commission liability, less $0.4 million of transaction costs and less $3.2 million write-off of deferred acquisition costs related to the ceded business as of January 1, 1997.

                  3. Represents the group medical and group life revenue and expense activity for the periods shown assumed ceded effective January 1, 1997.

                  4. Represents cash received from CRL of $5.4 million, cash received from RCH of $10 million less $0.6 million of transaction costs together with the estimated net cash flow resulting from the ceded group medical and group life business for 21 months ended September 30, 1998.

                  5. Represents amounts related to PALHIC and NIA assumed sold on January 1, 1997.

                  6. Assumes reinvestment of cash proceeds and increased cash flow from operations at a 6% yield.



         (c)      Exhibits.

                  The following exhibits are filed herewith:

S-K Item
Number                Description
------                -----------

99.1 Stock Purchase Agreement, dated December 29, 1998, between Central Reserve Life Insurance Company ("CRLC"), Provident American Corporation ("Provident"), and Provident Indemnity Life Insurance Company ("PILIC").

99.2 Guarantee Agreement, dated December 29, 1998, by Provident in favor of Reassurance Company of Hanover ("RCH") as agent on behalf of itself and CRCL.

99.3 Stock Pledge Agreement dated, December 29, 1998, by Provident in favor of RCH as agent for itself and CRLC.

99.4 Reinsurance Agreement among PILIC, RCH and CRLC (effective date December 31, 1998).

99.5 Reinsurance Agreement among Provident American Life and Health Insurance Company ("PALHIC") and PILIC (effective date December 31, 1998).

99.6 Assignment and Assumption of Contracts dated December 31, 1998 among CRLC, Provident, PILIC and Provident Health Services, Inc.

99.7 Individual Medical Products Carrier Partner Agreement, dated December 29, 1998, among and between HealthAxis.com, Inc., PALHIC and CRLC.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            PROVIDENT AMERICAN CORPORATION


Date: ____January 15, 1999                  By:  /s/ Francis L. Gillan III
                                                 -------------------------------
                                                 Francis L. Gillan III
                                                 Chief Financial Officer and
                                                 Treasurer

                                  EXHIBIT INDEX


S-K Item
Number                Description
------                -----------

99.1 Stock Purchase Agreement, dated December 29, 1998, between Central Reserve Life Insurance Company ("CRLC"), Provident American Corporation ("Provident"), and Provident Indemnity Life Insurance Company ("PILIC").

99.2 Guarantee Agreement, dated December 29, 1998, by Provident in favor of Reassurance Company of Hanover ("RCH") as agent on behalf of itself and CRCL.

99.3 Stock Pledge Agreement dated, December 29, 1998, by Provident in favor of RCH as agent for itself and CRLC.

99.4 Reinsurance Agreement among PILIC, RCH and CRLC (effective date December 31, 1998).

99.5 Reinsurance Agreement among Provident American Life and Health Insurance Company ("PALHIC") and PILIC (effective date December 31, 1998).

99.6 Assignment and Assumption of Contracts dated December 31, 1998 among CRLC, Provident, PILIC and Provident Health Services, Inc.

99.7 Individual Medical Products Carrier Partner Agreement, dated December 29, 1998, among and between HealthAxis.com, Inc., PALHIC and CRLC.